Exhibit 23.02
                                                    CIPS


















                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  _________________________________________



As independent public accountants, we hereby consent to the incorporation of our report included in and incorporated by reference in this Form 10-K, into Central Illinois Public Service Company's previously filed Registration Statements File Nos. 33-29384, 33-31475, 33-59674, 33-45506 and 33-56063 and CIPSCO Incorporated's previously filed Registration Statement File No. 33-32936.



                                            ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 4, 1996